================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             Royal Precision, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                              ROYAL PRECISION, INC.
                             15170 NORTH HAYDEN ROAD
                                     SUITE 1
                              SCOTTSDALE, AZ 85260



                       1998 ANNUAL MEETING OF STOCKHOLDERS




                                                            September 9, 1998

Dear Stockholder:

         You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Royal Precision, Inc. which will be held at 9:30 a.m., Local Time, on October 1, 1998 at 15170 North Hayden Road, Suite 1, Scottsdale, Arizona. The matters on the meeting agenda are described in the Notice of 1998 Annual Meeting of Stockholders and Proxy Statement which accompany this letter.

         We hope you will be able to attend the meeting, but whatever your plans, we ask that you please complete, execute, and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.


                                Very truly yours,





Raymond J. Minella, Chairman of the Board         Thomas A. Schneider, President

                              ROYAL PRECISION, INC.

                  NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD OCTOBER 1, 1998


TO THE STOCKHOLDERS OF
ROYAL PRECISION, INC.

         The Annual Meeting of the Stockholders of Royal Precision, Inc., a Delaware corporation (the "Company"), will be held at 15170 North Hayden Road, Suite 1, Scottsdale, Arizona, on October 1, 1998 at 9:30 a.m., Local Time, for the following purposes:

     1. To elect three directors, each to serve for a term of three years or until their successors are duly elected;

     2. To consider and vote upon a proposal to approve the Royal Precision, Inc. Stock Option Plan as further described in the Proxy Statement attached hereto;

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on August 21, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder at the Annual Meeting and for a period of 10 days before the Annual Meeting, at the Company's office, 15170 North Hayden Road, Suite 1, Scottsdale, Arizona.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.


                       By Order of the Board of Directors





Raymond J. Minella, Chairman of the Board         Thomas A. Schneider, President



Scottsdale, Arizona
September 9, 1998

                              ROYAL PRECISION, INC.


                       ----------------------------------

                       1998 ANNUAL MEETING OF STOCKHOLDERS

                                 OCTOBER 1, 1998
                       ----------------------------------

                                 PROXY STATEMENT

                             DATED SEPTEMBER 9, 1998
                       ----------------------------------


                               GENERAL INFORMATION

         Solicitation. This Proxy Statement is furnished to the stockholders of Royal Precision, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies to be voted at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on October 1, 1998 and any adjournment thereof. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about September 9, 1998.

         Voting Rights. Stockholders of record at the close of business on August 21, 1998 are entitled to notice of and to vote at the Annual Meeting. As of that date, there were 5,601,697 shares of Common Stock of the Company, par value $.001 per share ("Common Stock"), issued and outstanding. Each stockholder of record on August 21, 1998 is entitled to one vote per share held with respect to all matters which may be brought before the Annual Meeting.

         Authorization. All shares represented by properly executed proxies received by the Company pursuant to this solicitation will be voted in accordance with the stockholder's directions specified on the proxy card. If no directions have been specified by marking the appropriate squares on the accompanying proxy card, the shares represented by such proxy will be voted in accordance with the recommendations of the Board of Directors, which are (1) FOR the election of Lawrence Bain, Ronald L. Chalmers and Leslie Reesing, as directors of the Company; and (2) FOR the approval of the Royal Precision, Inc. Stock Option Plan (the "Plan"). The proxy will also be voted at the discretion of the persons acting under the proxy to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         Revocation. Any stockholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to the Company, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting.

         Stockholder Agreement. As of the record date for the Annual Meeting, the Edwards/Johnston Group (see "SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS; note (o)"), held approximately 74% of the Common Stock of the Company and corresponding voting power which will be sufficient to elect all of the nominees as directors. The provisions of the Stockholder Agreement do not pertain to any other issue to be voted on by stockholders.

         Tabulation. Under Section 216 of the General Corporation Law of the State of Delaware ("GCL") and the bylaws of the Company, a quorum must be present at the Annual Meeting in order for any valid action, including the election of directors, approval of the Plan and voting on the other matters presented to the meeting, other than adjournment, to be taken thereat. Section 216 of the GCL and the bylaws of the Company provide that a quorum consists of a majority of the shares entitled to vote at the Annual Meeting present in person or represented by proxy. Shares represented by signed proxies that are returned to the Company will be counted toward the quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all (see "Authorization"). Broker/dealers, who hold their customers' shares in street name, may, under the applicable rules of the exchanges and other self-regulatory organizations of which such broker/dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such shares on other matters, which typically include the approval of stock compensation plans (such as the Plan which is on the agenda of the Annual Meeting), without specific instructions from the customer who owns such shares. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count toward the establishment of a quorum.

         Under Section 216 of the GCL and the bylaws of the Company, directors are elected by a plurality of the votes for the respective nominees. Therefore, proxies that are marked "Withhold Authority" and broker non-votes, if any, will not affect the election of directors.

         Under Section 162(m) of the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), the Plan is deemed to be approved by the stockholders if a majority of the votes cast on the issue are cast in favor of approval. For the purpose of Section 162(m), a proxy marked "Abstain" has the same effect as a vote against approval but a broker non-vote is disregarded in determining the number of shares voted for approval and in determining the total number of shares as to which the majority is determined in such matter.


                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

         At the Annual Meeting, the three nominees to the Board of Directors receiving the highest number of votes will be elected to serve for terms of three years or until their successors are duly elected. See "GENERAL INFORMATION
- Tabulation." The Company has no reason to believe that any of the nominees named below will not stand for election or serve as a director. In the event any person nominated fails to stand for election, the proxies will be voted for the election of such other person as designated by the persons named in the proxy.

BUSINESS EXPERIENCE

         Nominees of the Board of Directors for Election at the 1998 Annual Meeting

         Lawrence Bain, age 48, has been a director of the Company since April 1998. Since June 1995, Mr. Bain has been a Senior Vice President/Managing Director of Everen Securities, investments. Prior thereto, for more than five years, Mr. Bain was a Senior Vice President with Dean Witter Reynolds, a brokerage firm.

         Ronald L. Chalmers, age 52, served as the Director of Sales/Marketing of Brunswick Corporation from 1992 to May 1996. From May 1996 until October 1997, he served as President of FM Precision Golf Manufacturing Corp. He has served as Executive Vice President - Administration/Manufacturing of the Company since October 1997 and has been a director of the Company since June 1996.

         Leslie Reesing, age 42, was elected as a director in August 1998 to fill a vacancy on the Board. Ms. Reesing was Senior Systems Project Manager for Charles Schwab & Co., a stock broker, during 1992 and 1993, Vice President and Manager-Data Processing with First Interstate Bank from 1994 to 1996 and is currently a high school teacher with the Maricopa Unified School District in Phoenix, Arizona. Ms. Reesing is the daughter of Richard P. Johnston and the sister of David E. Johnston.

         Directors Whose Terms Continue until the 1999 Annual Meeting

         David E. Johnston, age 43, served as Vice President of the Company from its organization in 1996 until October 1997, and Executive Vice President, Chief Operating Officer from October 1997 until August 1998, at which time he was appointed Executive Vice President, Special Projects. Mr. Johnston has been a director of the Company since June 1996. Mr. Johnston was Sales Manager of Buckhorn Rubber Products, Inc., a molded rubber products manufacturer, from 1989 to 1996. Mr. Johnston is the son of Richard P. Johnston and the brother of Leslie Reesing.

         Kenneth J. Warren, age 55, has been Secretary of the Company and a director since its organization in 1996. Mr. Warren has been a practicing attorney in Columbus, Ohio for over 20 years. Before 1996, he was a partner in Schwartz, Kelm, Warren & Ramirez. During 1996, he was of counsel to its successor, Schwartz, Warren & Ramirez L.L.C. In January 1997, he opened his own office for the practice of law. Mr. Warren is also Secretary of PH Group Inc., a manufacturer of presses, and Cable Link, Inc., a cable television equipment refurbisher.

         Robert G.J. Burg, II, age 41, joined Royal Grip, Inc. in January 1992 as the Regional Sales Manager for the Western Sales Region, became its Senior Vice President, Marketing, Sales, and Tour Relations in January 1992, and was President from February 1995 to October 1997. From October 1997 to December 1997, he served as a director and Executive Vice President - Sales/Marketing of the Company. Since February 1998, Mr. Burg has been President of Danny Edwards Profile Sports, which conducts corporate golf schools for executives throughout the country. Mr. Burg was re-elected as a director of the Company in June 1998 to fill a vacancy on the Board.

         Directors Whose Terms Continue until the 2000 Annual Meeting

         Danny Edwards, age 46, has been a director and Vice Chairman of the Board of the Company since August 1997. Mr. Edwards was Chairman of the Board and chief executive officer of Royal Grip, Inc. from its inception in 1988 until 1997 and served as President from 1988 to 1994. Mr. Edwards has played on the Professional Golf Association Tour since 1975 and has won five tournaments. Mr. Edwards is a principal of Danny Edwards Profile Sports.

         Richard P. Johnston, age 67, has been Chairman of the Board of Merbanco, Inc. ("Merbanco"), a merchant banking company (see "CERTAIN TRANSACTIONS"), since 1991, served as Chairman of the Board of Republic Realty Mortgage Co., a commercial mortgage company, from 1992 to 1995, and was Managing Director of Hamilton Robinson & Co., an investment advisory company from 1991 to 1994. Mr. Johnston has been a director of the Company since its organization in 1996 and served as Chairman of the Board of the Company from May 1996 to October 1997. Mr. Johnston is a founder and a director of AGCO Corporation (AG: NYSE), a farm implement manufacturer and distributor, and a director of Myers Industries, Inc. (MYE: AMEX), a plastic and rubber products manufacturer. Richard P. Johnston is the father of Leslie Reesing and David E. Johnston.

         Raymond J. Minella, age 48, has been a director of the Company since its organization in 1996 and Chairman of the Board since August 1998. Since 1990, Mr. Minella has been an indirect managing partner of Berenson Minella & Company, L.P., an investment and merchant banking firm (see "CERTAIN TRANSACTIONS"). Mr. Minella is a director of NEXClaim, Inc., an insurance recovery business, and a member of the board of National Network of Estate Planning Attorneys, located in Denver, Colorado.

EXECUTIVE OFFICERS

         The principal occupation of each other executive officer of the Company for the past five years is as follows:

         Thomas A. Schneider, age 38, is a certified public accountant and was Vice President - Finance and Secretary of Royal Grip, Inc. from January 1996 to October, 1997 and served as Vice President, Chief Financial Officer of the Company from October 1997 to August 1998, when he was elected to serve as President, Chief Operating Officer and Chief Financial Officer. Prior to 1996, Mr. Schneider served for five years as the controller of Karsten Manufacturing Corp., the maker of Ping golf equipment.

         Anthony Montgomery, age 35, was President of Montgomery & Assoc. from 1993 to 1995 and Vice President of Unique Impressions from 1995 to 1996, companies engaged in manufacturing and marketing of golf products, served as Director of Sales of FM Precision Golf Manufacturing Corp., the Company's shaft manufacturing subsidiary, in 1996 and 1997, and has been Vice President, Sales of the Company since April 1998.

         Kevin Neill, age 29, has been Corporate Controller of the Company since June 1998. From July 1991 to October 1995, Mr. Neill was employed by Arthur Andersen LLP, an accounting firm, and from October 1995 to June 1998, he was Assistant Controller of SunCor Development, a real estate development company.

         William B. Faragher, age 46, was Controller, chief accounting officer of the Company from October 1997 to June 1998 when he was appointed Division Controller, chief accounting officer. Prior to joining the Company in June 1996, Mr. Faragher was Controller of Brunswick Golf from January 1991 to May 1996.

BOARD OF DIRECTORS MEETINGS

         The Board of Directors held six meetings in fiscal 1998 and each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors (held during the period for which he was a director) and committees (if any) on which he served.

COMMITTEES

         The Company has a standing Audit Committee and a standing Personnel and Compensation Committee. The Personnel and Compensation Committee recommends nominees for director.

         The Audit Committee (currently comprised of Raymond Minella, David E. Johnston and Leslie Reesing), recommends the firm to be employed by the Company as its independent auditors; consults with the firm so chosen to be the independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit, and the accompanying management letter, if any, and consults with the independent auditors with regard to the adequacy of the internal accounting controls. The Audit Committee held one meeting in fiscal 1998.

         The Personnel and Compensation Committee (currently comprised of Kenneth J. Warren, Chairman, Raymond Minella, Lawrence Bain and Danny Edwards) reports on the selection of the principal officers, including the chairman, president and other executive officers; and the fixing of their salaries; determines the amount of salary and bonus paid to principal officers of the Company and its subsidiaries; administers certain employee benefit plans and identifies candidates and recommends to the Board of Directors nominees for membership on the Board of Directors. The Personnel and Compensation Committee's current policy is that only the Board has the power to approve nominees for directors, recommendations for nominees can come only through the Personnel and Compensation Committee, and the Personnel and Compensation Committee will consider nominees recommended by stockholders, management, board members and others (subject, however, to the Stockholder Agreement described under note (o) of "SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS"). The Personnel and Compensation Committee held one meeting in fiscal 1998.

                     ROYAL PRECISION, INC. STOCK OPTION PLAN

PROPOSAL

         The Plan was adopted by the Board of Directors on October 5, 1997. The Board has proposed that the Company's stockholders approve the Plan.

PURPOSE, DURATION, AMENDMENT AND TERMINATION

         The Plan is designed to attract and retain capable employees, officers, directors, and consultants and to provide them with long term incentives to continue their services to the Company, to maximize the value of the Company to its stockholders and to acquire a continuing ownership interest in the Company. No award of a stock option (an "Option") may be granted under the Plan more than 10 years after October 5, 1997. The Board of Directors may at any time terminate the Plan, or make such amendment to the Plan as it may deem advisable. However, no amendment will be effective without the approval of the stockholders of the Company if it would: authorize the grant of Options that may be exercised more than 10 years after the date of grant or that have an exercise price which is less than the fair market value of a share on the date of grant, or materially increase the number of shares of Common Stock which may be issued under the Plan. No amendment or termination of the Plan may materially impair the rights of a person to whom an Option was granted (a "Grantee"), under any Option made before the adoption of such amendment or termination by the Board of Directors, without the written consent of such Grantee.

ADMINISTRATION

         The Plan will be administered by a committee of the Board of Directors consisting of two or more directors, each of whom is a "non-employee director" as described in paragraph (b)(3) of Rule 16b-3 and is an "outside director" as described in Code Section 162(m) and the regulations thereunder (the "Committee"). Unless the Board of Directors designates another of its committees to administer the Plan, the Plan will be administered by a committee consisting of those members of the Personnel and Compensation Committee who are qualified, but, if the Personnel and Compensation Committee is abolished or its membership does not contain two persons who are qualified, the Board of Directors will either reconstitute the Personnel and Compensation Committee or create another committee that complies with these requirements to administer the Plan. Subject to the express provisions of the Plan, the Committee has the authority, in its discretion, to: determine the participants, grant Options and determine their timing, pricing and amount; define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; make all other determinations necessary or advisable for administering the Plan, including, but not limited to, interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities; and review and resolve all claims.

COMMON STOCK

         The aggregate number of shares of Common Stock in respect of which Options may be granted under the Plan may not exceed 750,000. This number and the terms of any Option will be adjusted proportionately if the shares of Common Stock are split, combined or altered by a share dividend or a merger or other corporate event. If any Option granted under the Plan is canceled, terminates or expires for any reason without having been exercised in full, the shares of Common Stock related to the unexercised portion of the Option may be used again. Except as otherwise determined by the Board of Directors, the shares of Common Stock issued under the Plan will be authorized but unissued shares. However, shares which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources. The proceeds of the exercise of any Option will be general corporate funds of the Company.

EMPLOYEES' AND CONSULTANTS' STOCK OPTIONS

          Only employees and consultants who are not members of the Committee are eligible to receive Options under this provision of the Plan. On June 30, 1998, the Company had 389 full-time employees and two consultants. The Committee will determine which eligible employees or consultants will be granted Options, the number of shares of Common Stock for which the Options may be exercised, whether any Option is an incentive stock option or a non-qualified option, the times when they will receive them and the terms and conditions of individual Option grants (which need not be identical); provided, however, that the maximum number of shares of Common Stock which first become exercisable under all Options granted to any one employee, shall not exceed 250,000 shares during any fiscal year of the Company. The Committee will determine the exercise price of each Option at the time that it is granted, but in no event will the exercise price of an Option be less than the fair market value of a share of Common Stock on the date of grant, which is the per share closing price on the Nasdaq National Market System on the day prior to the grant date. On September 1, 1998, the closing price of a share of Common Stock on the Nasdaq National Market System was $3-7/8.

         The Committee will determine the times when an Option vests and the term during which an Option is exercisable at the time that it is granted, but no Option will be exercisable after 10 years from the date of grant. If no express determination is made by the Committee, each Option will vest and first become exercisable as to 25% of the shares of Common Stock originally subject to the Option on each of the first four anniversaries of the date of grant provided the Grantee thereof has been an employee or a consultant, as the case may be, continuously during the time beginning on the date of grant and ending on the date when such portion of the Option first becomes exercisable. If no express determination is made by the Committee, each Option will lapse and cease to be exercisable upon the earliest of the expiration of 10 years from the date of grant, nine months after the Grantee ceases to be an employee or consultant because of his death or disability (six months for incentive stock options, see below), three months after the Grantee's employment with or services to the Company are terminated by the Company without cause, or immediately upon termination of the Grantee's employment with or services to the Company for cause or by the Grantee's resignation. The Committee may, in its sole discretion, accelerate the time at which any Options become exercisable or waive any provisions of the Plan relating to the manner of payment or procedures for the exercise of any Option. Any such acceleration may be made effective with respect to one or more or all Grantees, with respect to some or all of the shares subject to an Option of any Grantee or for a period of time ending at or before the expiration date of any Option.

         If the Company merges or consolidates with or sells substantially all of its assets to a person that was not one of its affiliates before such transaction, or any such unaffiliated person or corporation has publicly announced a tender offer to purchase more than 20% of the outstanding voting securities of the Company, the Committee, in its discretion, may provide that, for a period of time, not extending beyond the period for which the Option was originally granted, after the execution of the acquisition agreement in final definitive form, the announcement of such offer or the mailing of a proxy statement or prospectus concerning such transaction, notwithstanding the provisions of any Option, any Option may be exercised in whole or in part during such time period or that upon the termination of such time period any such Option shall expire and be null and void. The Committee may provide that such action shall be conditioned on the completion of the transaction that occasioned it, and that if such transaction is not timely completed, any exercise or vesting of any Option shall be unwound.

         Only eligible employees may be granted incentive stock options under the Plan. The Committee will determine whether an Option is an incentive stock option or a nonqualified option (as such terms are defined in the Code, see "Taxation") at the time that it is granted, and if no express determination is made by the Committee, all Options shall be nonqualified options. The aggregate fair market value of the shares of Common Stock, determined as of the time the Option is granted, which first become exercisable under all incentive stock options granted to any one employee may not exceed $100,000 during any calendar year and if that limit would be exceeded by the terms of any incentive stock option, the exercisability of a portion of such Option will be deferred. No 10% stockholder will be granted an incentive stock option, unless at the time such incentive stock option is granted, the exercise price thereof is at least 110% of the fair market value of a share on the date of grant and the Option is not exercisable after five years from the date of grant.

         The Committee may, in its sole discretion, and upon such terms and conditions as it shall determine at or after the date of grant, permit the exercise price of an Option to be paid in cash, by the tender to the Company of shares of Common Stock owned by the Grantee or by a combination thereof. If the Committee does not make such determination, the exercise price must be paid in cash, by certified or cashier's check, wire transfer or reduction of a debt of the Company to the Grantee. Shares of Common Stock may not be delivered to the Company as payment for the exercise of an Option, if such shares have been owned by the Grantee (together with his decedent or testator) for less than six months or if such shares were acquired upon the exercise of an incentive stock option and their disposition would be taxable.

DIRECTORS' OPTIONS

         Only directors who are not employees of the Company are eligible to receive Options under this provision of the Plan. At the Annual Meeting, seven directors would be eligible under this standard. On the date of each annual meeting of stockholders, an Option will automatically be granted to each eligible director who attended at least 75% of the total number of meetings of the Board of Directors (and committees thereof of which he is a member) during the most recently ended fiscal year of the Company. The number of shares subject to each Option shall be determined by a resolution adopted by the Board of Directors on or before the meeting date. Any such resolution shall continue in force for the next meeting date, unless it is amended or repealed, the meeting date is more than 10 years after the Board adopted the Plan, or there are not a sufficient number of shares remaining available under the Plan. This provision of the Plan will not be operative until such time as such a resolution is adopted. At such time as such a resolution is adopted, the Plan provides that the exercise price of such Options will be the fair market value of a share of Common Stock on the date of grant. Each Option will vest and first become exercisable as to 25% of the shares originally subject to the Option on the date of each annual meeting of stockholders which is held more than six months after the date the Option was granted if the Grantee is a director at the time of the adjournment of the meeting and further provided that no portion of an Option shall vest and become exercisable after the Grantee has ceased to be a director, regardless of the reason for such cessation; and any portion of an Option that has vested and become exercisable will lapse and cease to be exercisable upon the earliest of 10 years from the date of grant, nine months after the Grantee ceases to be a director because of his death or disability, immediately upon resignation by the Grantee as a director or three months after the Grantee ceases to be a director for any reason other than his death, disability or resignation. Notwithstanding the foregoing, if certain events occur which may change control of the Company, the Committee may, in its discretion, cause any outstanding Options to be exercisable (see "Employees' and Consultants' Stock Options" above).


PROVISIONS APPLICABLE TO ALL TYPES OF OPTIONS

         The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such participant. Subject to the other provisions of the Plan, such new Option shall be exercisable at the price, during the period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. The Committee may grant Options having terms and conditions which vary from those specified in the Plan if such Options are granted in substitution for, or in connection with the assumption of, existing options granted by another business entity and assumed or otherwise agreed to be provided for by the Company pursuant to a transaction involving a merger or consolidation of or acquisition of substantially all of the assets or stock of another business entity that is not a subsidiary of the Company prior to such acquisition. The Committee, subject to the written consent of the Grantee where the action impairs or adversely alters the rights of the Grantee, has the right at any time after the date of grant of any Option to modify its terms.

DISABILITY

         If a Grantee who is an employee with or consultant to the Company is absent from work with the Company because of a physical or mental disability, such Grantee will not be considered to have ended his employment or consulting relationship with the Company for purposes of the Plan, while he has that disability, unless he resigns or the Committee decides otherwise. If a Grantee, who is a director, is absent from meetings of the Board of Directors because of a physical or mental disability such Grantee will not be considered to have ended his service with the Board of Directors, for purposes of the Plan, while he has that disability, unless he resigns or is not re-elected by the stockholders.

TRANSFER RESTRICTIONS

         No Option or other benefit under the Plan may be sold, pledged or otherwise transferred other than by will or the laws of descent and distribution; and no Option may be exercised during the life of the participant to whom it was granted except by such participant.

TAXATION

   GRANTEES SHOULD CONSULT THEIR INDIVIDUAL TAX ADVISERS BEFORE EXERCISING ANY
    OPTION OR DISPOSING OF ANY SHARES ACQUIRED ON THE EXERCISE OF AN OPTION

         Grantees are not taxed on the grant or exercise of an incentive stock option. The difference between the exercise price of an incentive stock option and the fair market value of a share of Common Stock received upon the exercise of the incentive stock option may be subject to the federal alternative minimum tax. If a Grantee exercises an incentive stock option and disposes of any of the shares of Common Stock received by such Grantee as a result of such exercise within two years from the date of grant or within one year after the transfer of such shares to such Grantee, the Company will receive a tax deduction and the Grantee will be taxed, as ordinary income, on the lesser of the gain on sale or the difference between the exercise price and the fair market value of a share at the time of exercise; and the Grantee must pay or provide for the withholding taxes on such ordinary income. The Grantee will also have a capital gain to the extent that the sale price exceeds the fair market value on the date of exercise. If the shares are not sold by the Grantee before the end of those periods, the Grantee will have a capital gain or capital loss upon sale of the shares to the extent that the sale price differs from the exercise price. No tax effect will result to the Company by reason of the grant or exercise of incentive stock options, or upon the disposition of shares after expiration of two years from the date of grant or one year from the date of exercise.

         Nonqualified Options are not taxed upon grant. The Grantee is taxed, as ordinary income, on the exercise of such an Option. The exercise of a nonqualified Option requires the Grantee to realize ordinary income to the extent that the fair market value on the date of exercise exceeds the exercise price. The Grantee's basis for determining capital gain or capital loss upon sale of the shares is the higher of their fair market value on the date of exercise and the exercise price. The Company is entitled to a deduction equal to the ordinary income realized by the Grantee upon the exercise of nonqualified Options.

         The Plan is intended to be a performance based compensation plan that will comply with the requirements of Code Section 162(m) and the regulations thereunder. If the Plan complies with such law and regulations and the Plan continues to be in compliance, amounts deductible by the Company under the Plan will not be limited by the cap on the deductibility of compensation paid to certain executive officers of public corporations which exceeds $1,000,000. Compliance with Section 162(m) may depend upon factors such as relationships between the Company and the members of the Personnel and Compensation Committee and periodic reauthorization of the Plan by the stockholders, and other factors which are presently unforeseeable and, therefore, no assurance can be given that the Company will remain in compliance with these rules or that non-compliance will not cause amounts payable under the Plan to become non-deductible.

NEW PLAN BENEFITS

         The following table sets forth the number of shares of Common Stock that will be received under the Plan by (i) each of the Named Executives (see "COMPENSATION OF MANAGEMENT - Summary Compensation Table"), (ii) the current executive officers of the Company as a group, (iii) the current directors of the Company who are not executive officers, as a group, and (iv) all employees of the Company, including all current officers of the Company who are not executive officers of the Company, as a group, to the extent such Options are determinable.

                     ROYAL PRECISION, INC. STOCK OPTION PLAN

                                                  Employees' and
                                                Consultants' Options   Directors' Options
             Name and Position                   Number of Shares       Number of Shares
             -----------------                   ----------------       ----------------

Christopher A. Johnston, Chairman
of the Board, Chief Executive Officer (a)              (c)               Not applicable

Allen W. Ritchie, President, Chief
Executive Officer (b)                             Not applicable         Not applicable

Executive Group                                        (c)               Not applicable

Non-Executive Director Group                      Not applicable               (d)

Non-Executive Officer Employee Group                   (c)               Not applicable

--------------------

(a)  Mr. Johnston resigned as an officer and director in August 1998.

(b) Mr. Ritchie resigned as an officer in December 1997 and as a director in July 1998.

(c) Grants of Options to employees and consultants are discretionary with the Committee and are, therefore, not currently determinable. See "COMPENSATION OF MANAGEMENT" for certain information as to grants of Options made in previous fiscal years.

(d) Grants to directors are determined by resolution of the Board of Directors. No such resolution has been adopted.


VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the Annual Meeting will be required to approve the Plan. See "General Information Tabulation." As of the record date for the Annual Meeting, the current executive officers and directors of the Company held approximately 55% of the Common Shares of the Company and corresponding voting power.

BOARD RECOMMENDATION

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
                   DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

         The following table sets forth, as of July 31, 1998, certain information with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director or nominee for director of the Company, (iii) each of the Named Executives (see "COMPENSATION OF MANAGEMENT; Summary Compensation Table"), and (iv) the Company's directors and executive officers as a group.

                                                           NUMBER OF            PERCENT
                     BENEFICIAL OWNER                      SHARES (a)           OF CLASS
          ----------------------------------------     -------------------    ------------


          Christopher A. Johnston (c)                   1,231,741(c)(o)           21.9%

          David E. Johnston (d)                           219,875(d)(o)            3.0%

          Richard P. Johnston (e)                         671,361(e)(o)           11.9%

          Ronald L. Chalmers (f)                          130,814(f)               2.0%

          Berenson Minella Investment
          Partnership, L.P. No. VI (g)                  1,231,741(o)              21.9%

          Raymond J. Minella (h)                        1,240,091(h)(o)
                                                                                  22.1%

          RPJ/JAJ Partners, Ltd. (i)                      626,309(o)              11.1%

          Kenneth J. Warren (j)                           349,354(j)(o)            6.0%

          Lawrence Bain (k)                                18,125(k)                (b)

          Danny Edwards (l)                               519,835(l)(o)            9.2%

          Robert G. J. Burg, II (m)                       100,000(m)               1.7%

          Leslie Reesing (n)                                2,000(n)                (b)

          Allen W. Ritchie                                    -0-                   --

          Edwards/Johnston Group (o)                    4,232,257(o)(p)           74.0%

          All directors and officers as a group         3,151,455(p)              55.0%
            (13 persons)

--------------------

(a) Unless otherwise indicated, the beneficial owner has sole voting and dispositive power over these shares subject to the spousal rights, if any, of the spouses of those beneficial owners who have spouses.

(b) Less than 1%.

(c) Mr. Johnston's address is 3490 Clubhouse Drive, Suite 102, Jackson Hole, WY 83001. This amount does not include 54,572 shares acquired by Mr. Johnston in August 1998 upon exercise of an option nor 414,787 shares owned by Mr. Warren and others subject to a stockholders agreement which grants Mr. Johnston a right of first refusal and a call right, which rights are not currently exercisable. Mr. Johnston is a member of the Edwards/Johnston Group (see note (o)).

(d) Mr. Johnston's address is 1935 West Muirhead Loop, Suite 128, Tucson, AZ 85737. This amount includes 11,106 shares issuable upon the exercise of options which are exercisable within 60 days and 208,769 shares which have been pledged to RPJ/JAJ Partners, Ltd. under a pledge agreement pursuant to which the pledgee will only acquire voting power or dispositive power over the shares upon the occurrence of certain contingencies which have not yet occurred. Mr. Johnston is a member of the Edwards/Johnston Group (see note (o)).

(e) Mr. Johnston's address is 3490 Clubhouse Drive, Suite 102, Jackson, WY 83001. This amount includes (i) 626,309 shares owned by RPJ/JAJ Partners, Ltd. of which Mr. Johnston and his wife, Jayne A. Johnston, who are general partners, share voting and dispositive power over the shares owned by the partnership (see note (i)); (ii) 20,000 shares owned by Richard P. Johnston and Jayne A. Johnston, as Trustees of the Johnston Family Charitable Remainder Unitrust #1 dated April 11, 1994, over which shares Mr. Johnston and his wife share voting and dispositive power; and (iii) 25,052 shares issuable upon the exercise of options which are exercisable within 60 days. This amount does not include 542,800 shares which have been pledged to RPJ/JAJ Partners under pledge agreements which grant voting and dispositive power over such shares upon the occurrence of certain contingencies which have not yet occurred. Mr. and Mrs. Johnston are members of the Edwards/Johnston Group (see note (o)).

(f) Mr. Chalmers' address is c/o FM Precision Golf Manufacturing Corp., P. O. Box 298, Torrington, CT 06790. This amount includes 5,553 shares issuable upon the exercise of options which are exercisable within 60 days. Mr. Chalmers' shares are subject to an agreement with the Company which grants the Company a right of first refusal and a call right upon termination of his employment with the Company. These rights are not currently exercisable within 60 days.

(g) The address of Berenson Minella Investment Partnership, L.P. No. VI ("Partnership VI") is 667 Madison Avenue, New York, NY 10021. Berenson Minella & Company, L.P. ("Berenson Minella") is the sole general partner of Partnership
VI. Berenson Corp., which is wholly owned by Jeffrey L. Berenson, and Minella Corp., which is wholly owned by Raymond J. Minella, are the general partners of Berenson Minella. Berenson Minella is a member of the Edwards/Johnston Group (see note (o)). Partnership VI, Berenson Minella, Berenson Corp., Minella Corp., Raymond J. Minella and Jeffrey L. Berenson may each be deemed to have shared voting and shared investment power over these shares.

(h) Mr. Minella's address is c/o Berenson Minella & Co., 667 Madison Avenue, New York, NY 10021. This amount includes 1,231,741 shares owned by Partnership VI, of which Mr. Minella is an indirect general partner (see note (g)). As such, Mr. Minella shares voting power and investment power over these shares. This amount also includes 8,350 shares issuable upon the exercise of options which are exercisable within 60 days. Mr. Minella is a member of the Edwards/Johnston Group (see note (o)).

(i) The address of RPJ/JAJ Partners, Ltd. is 3490 Clubhouse Drive, Suite 102, Jackson Hole, WY 83001. This amount does not include 542,800 shares pledged to RPJ/JAJ Partners, Ltd. pursuant to pledge agreements which only grant voting and dispositive power over such shares to RPJ/JAJ Partners upon the occurrence of certain contingencies which have not yet occurred. The general partners of RPJ/JAJ Partners, Ltd. are Richard P. Johnston and his wife, Jayne A. Johnston (see note (e)). RPJ/JAJ Partners, Ltd. is a member of the Edwards/Johnston Group (see note (o)).

(j) Mr. Warren's address is 5920 Cromdale Drive, Suite 1, Dublin, OH 43017. This amount includes 15,323 shares issuable upon the exercise of options which are exercisable within 60 days and 334,031 shares which have been pledged to RPJ/JAJ Partners, Ltd. under a pledge agreement pursuant to which the pledgee will only acquire voting power or dispositive power over the shares upon the occurrence of certain contingencies which have not yet occurred. Mr. Warren is a party to a stockholders agreement under which the holders of 80,756 shares have granted him and Christopher A. Johnston rights of first refusal, which rights are not currently exercisable, and Mr. Warren has granted a right of first refusal and a call right on his 334,031 shares to Christopher A. Johnston, which rights are not currently exercisable. Mr. Warren is a member of the Edwards/Johnston Group (see note (o)).

(k) Mr. Bain's address is c/o Everen Securities, 28601 Chagrin Boulevard, Suite 250, Woodmere Village, OH 44122. This amount includes 5,625 shares issuable upon the exercise of options which are exercisable within 60 days.

(l) Mr. Edwards' address is 15990 North Greenway-Hayden Loop #900, Scottsdale, AZ 85260. This amount includes (i) 55,883 shares issuable upon the exercise of options which are exercisable within 60 days; and (ii) 100,000 shares as to which Mr. Edwards has granted Robert G. J. Burg, II, the right to purchase, which right has not been exercised, and as to which Mr. Edwards has sole voting power and shares dispositive power with Mr. Burg (see note (m)). Mr. Edwards is a member of the Edwards/Johnston Group (see note (o)).

(m) Mr. Burg's address is 15990 North Greenway-Hayden Loop #900, Scottsdale, AZ 85260. This amount includes 100,000 shares as to which Mr. Burg has the right to purchase from Danny Edwards, which right has not been exercised, and as to which Mr. Burg shares dispositive power with Mr. Edwards. See Note (l).

(n) Ms. Reesing's address is 3231 East Desert Flower Lane, Phoenix, AZ 85044. This amount does not include 1,000 shares owned by Ms. Reesing's husband, as to which shares Ms. Reesing disclaims beneficial ownership.

(o) On May 12, 1997, Danny Edwards, Drew M. Brown, DMB Property Ventures Limited Partnership, the general partner of which is DMB GP, Inc. (the shareholders of which are Drew M. Brown, Mark N. Sklar and the Bennett Dorrance Trust dated April 21, 1989, the trustee of which is Bennett Dorrance), Mark N. Sklar and Bennett Dorrance (collectively the "Edwards Parties"), Christopher A. Johnston, RPJ/JAJ Partners, Ltd., the general partners of which are Richard P. Johnston and Jayne A. Johnston, David E. Johnston, Berenson Minella (see note (g) for more information regarding Berenson Minella's ownership of shares and the owners of Berenson Minella), Kenneth J. Warren (collectively the "Johnston Parties") (the Edwards Parties and the Johnston Parties collectively form the "Edwards/Johnston Group"), and the Company entered into a Stockholder Agreement whereby they agreed that the Company's Board of Directors would be composed of nine members, three of which are elected by the Edwards Parties and six of which are elected by the Johnston Parties. (The Board of Directors subsequently increased the number of directors to 10 and the vacancy was filled by an "independent" person as permitted by the Stockholder Agreement. This director subsequently resigned due to time constraints.) The Edwards/Johnston Group's address is c/o Christopher A. Johnston, 3490 Clubhouse Drive, Jackson Hole, WY 83001.

(p) This amount includes 127,934 shares issuable upon the exercise of options which are exercisable within 60 days. This amount does not include any shares excluded by notes (c), (e), (i) and (n) above.

                           COMPENSATION OF MANAGEMENT

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning the annual and long term compensation of the chief executive officer of the Company and the other executive officers, whose total annual salary and bonus exceeded $100,000 during the last fiscal year (the "Named Executives"), for the Company's fiscal years since its inception.

                                                                                     Long Term
                                                                                   Compensation
                                                                                      Awards
                                                                                    Securities
                                                                                    Underlying
                                                         Annual Compensation          Options         All Other
Name and Principal Position                    Year      Salary         Bonus        (shares)        Compensation
---------------------------                    ----      ------         -----        --------        ------------

Christopher A. Johnston, Chairman of the       1997   $150,500 (b)       --         54,572 (c)            --
Board, Chief Executive Officer (a)             1998   $135,589           --             --                --

Allen W. Ritchie, President, Chief
Executive Officer                              1998        (d)           (d)            (d)              (d)

--------------------
(a) Mr. Johnston resigned as an officer and director in August 1998.

(b) This amount was paid by Merbanco. See "CERTAIN TRANSACTIONS."

(c) The amount in this column represents outstanding stock options granted in March 1997 (see "Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year End Option Values", below).

(d) In October 1997, Mr. Ritchie was elected to serve as President, Chief Executive Officer of the Company at a salary of $125,000 to commence December 1, 1997 and was granted an option to purchase 250,000 shares of Common Stock at a price of $6.75. Mr. Ritchie resigned this position in December 1997, he received no salary, his stock option did not vest, and his stock option terminated upon his resignation.

OPTION GRANTS IN LAST FISCAL YEAR

         The only stock option granted to either of the Named Executives during the fiscal year ended May 31, 1998 was the stock option granted to Mr. Ritchie, which option has terminated. See footnote (d) to the Summary Compensation Table above.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

         The following table sets forth certain information concerning the number and value of unexercised Options held by the Named Executives at the end of the fiscal year ended May 31, 1998.


                                                                     Value of Unexercised
                                       Number of Securities          In-the-Money Options
                                      Underlying Unexercised          at Fiscal Year-End:
                                    Options at Fiscal Year-End:          Exercisable/
            Name                     Exercisable/Unexercisable           Unexercisable
 ---------------------------       ------------------------------   ------------------------

 Christopher A. Johnston                     54,572/0                     $269,995/0

 Allen W. Ritchie                               0/0                          $0/0

CONSULTING AGREEMENT WITH DIRECTOR

      The Company has entered into a Consulting Agreement with Danny Edwards. Under the Consulting Agreement, Mr. Edwards will make himself available to consult with the Company on matters relating to its business and Mr. Edwards has agreed to endorse the products of the Company and promote the Company and its products by actively appearing on the "Nike" tour and in golf tournaments sponsored by the PGA. Mr. Edwards' consulting obligations are limited to 25 hours during a calendar quarter. The agreement expires August 29, 1999. The Company has agreed to pay Mr. Edwards $180,000 per year and provide him with health insurance for his services as a consultant. If Mr. Edwards does not complete the first two days of at least 10 tournaments on the Nike tour or PGA events in any year, the Company may reduce the payment to him by $15,000 for each tournament not completed, unless the non-completion is due to injury and Mr. Edwards appears and promotes the Company products at such tournament. The Company may terminate the agreement if Mr. Edwards engages in gross and willful misconduct injurious to the Company or if Mr. Edwards fails to complete the first two days of at least five tournaments during any year unless non-completion is due to injury and Mr. Edwards appears at the tournament and promotes the Company's products. Mr. Edwards has agreed not to compete with the Company during the term of the agreement and to hold confidential information in confidence during the term of the agreement and for one year thereafter.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

         Non-employee directors receive a quarterly retainer of $2,500 if the director attends the quarterly meeting, as well as reimbursement for certain travel expenses incurred in connection with attending meetings.


                              CERTAIN TRANSACTIONS

         In May 1996, Christopher A. Johnston, RPJ/JAJ Partners, Ltd., David E. Johnston, Berenson Minella & Company, L.P. ("Berenson Minella"), an investment banking firm in which Raymond J. Minella is an indirect general partner, Kenneth
J. Warren and several members of Brunswick management, capitalized the Company by purchasing all of its capital stock and purchased the golf shaft manufacturing business of Brunswick Corporation ("Brunswick").

         Prior to the Brunswick acquisition, the Company entered into an agreement with Merbanco, an investment banking firm owned by Christopher A. Johnston and by Richard P. Johnston and his spouse, and Berenson Minella pursuant to which the Company paid a $250,000 fee to each of Merbanco and Berenson Minella. Additionally, the Company entered into agreements with Merbanco and Berenson Minella under which Merbanco and Berenson Minella would provide further financial advisory services to the Company. Under these agreements, Merbanco was to be paid $150,000 annually and Berenson Minella was to be paid $50,000 annually. Under the agreement between the Company and Merbanco, Merbanco provided the services of Christopher A. Johnston and David E. Johnston to the Company on a substantially full-time basis and Richard P. Johnston on a part-time basis. Under the agreement between the Company and Berenson Minella, Berenson Minella provided financial advisory services of Raymond Minella as needed. These agreements were terminated by the parties in August 1997. Christopher A. Johnston and David E. Johnston became salaried employees of the Company in July 1997.

         The Company paid legal fees of $209,893 to Kenneth J. Warren during the fiscal year ended May 31, 1998.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         On August 28, 1997, a Form 3 report was transmitted to the Commission for filing to report the beneficial ownership by Berenson Minella of equity securities of the Company pursuant to Section 16 of the Exchange Act and the rules promulgated thereunder by the Commission ("Section 16"). While these shares are held of record by Berenson Minella, the General Partner of Berenson Minella Investment Partnership, L.P. No. VI, the beneficial ownership of such shares should also have been attributed to Berenson Minella Investment Partnership, L.P. No. VI,

Raymond J. Minella and Jeffrey L. Berenson. Forms 3 were filed with the Commission on June 8, 1998 by Berenson Minella Investment Partnership, L.P. No. VI, and Jeffrey L. Berenson, and amended Forms 3 were filed for Raymond J. Minella and Berenson Minella to this effect. The Company does not know of any other failures to make filings required by Section 16 on a timely basis by any of its directors, executive officers or beneficial owners of 10% or more of its equity securities.


                             INDEPENDENT ACCOUNTANTS

         Arthur Andersen LLP served as the Company's independent accountants for the fiscal year ended May 31, 1998 and has audited the Company's financial statements since its inception in 1996. At the suggestion of management, the Audit Committee has recommended the retention of Arthur Andersen as the Company's independent accountants for the 1999 fiscal year.

         A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of stockholders.


                                 OTHER BUSINESS

         The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. If, however, any other matters are properly brought before the meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.


                         COST OF SOLICITATION OF PROXIES

         The cost of this solicitation will be paid by the Company. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company will reimburse such persons for their expenses in so doing.


                              STOCKHOLDER PROPOSALS

         A stockholder proposal intended for inclusion in the proxy statement and form of proxy for the Annual Meeting of Stockholders of the Company to be held in 1999 ("1999 Annual Meeting") must be received by the Company before May 12, 1999, at its offices at 15170 North Hayden Road, Suite 1, Scottsdale, AZ 85260, Attention: President. Proxies solicited by the Company's Board of Directors for the 1999 Annual Meeting shall confer discretionary authority to vote on untimely stockholder proposals submitted to the Company outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 (i.e., the procedure for placing a stockholder's proposal in the Company's proxy materials). Such a stockholder proposal will be considered untimely unless it is received by the Company on or before July 25, 1999, at its offices at 15170 North Hayden Road, Suite 1, Scottsdale, AZ 85260, Attention: President.

                              ROYAL PRECISION, INC.

                                STOCK OPTION PLAN

                              ---------------------

                                 OCTOBER 5, 1997

                              ---------------------

                                    PREAMBLE:

         1. Royal Precision, Inc. a Delaware corporation (the "Company"), by means of this Stock Option Plan (the "Plan"), desires to attract and retain capable employees, officers, directors and consultants and to provide them with long term incentives to continue their services to the Company, to maximize the value of the Company to its stockholders and to acquire a continuing ownership interest in the Company.

         2. The Company has determined that the foregoing objectives will be promoted by granting Options (as hereinafter defined) under this Plan to certain employees, officers, directors and consultants of the Company and of its Parent and Subsidiaries, if any, pursuant to this Plan.



                                     TERMS:

ARTICLE 1. DEFINITIONS.

         Section 1.1. General. Certain words and phrases used in this Plan shall have the meanings given to them below in this section:

         "Board of Directors" means the board of directors of the Company.

         "Code" means the Internal Revenue Code of 1986 and the regulations thereunder, as now in effect or hereafter amended.

         "Committee" means the Committee of the Board of Directors that administers the Plan under Section 2.1 below.

         "Common Stock" means the common stock with a par value of one mil ($0.001) per share, of the Company.

         "Consultant" means any person who provides services to any Employer (other than as an Employee or a Director or in connection with the offer or sale of securities of the Employer in a capital raising transaction) and who is a consultant or an adviser to the Employer within the meaning of General Instruction A.1. to Form S-8 promulgated by the SEC under the Securities Act of 1933.

         "Date of Grant" means the date an Option is first granted.

         "Director" means a member of the Board of Directors.

         "Effective Date" means the date this Plan is first adopted by the Board of Directors.

         "Employee" means any common law employee of an Employer.

         "Employer" means the Company or any Parent or Subsidiary of the Company which employs a given Employee or has engaged a given Consultant.

         "Exchange Act" means the Securities Exchange Act of 1934 and the regulations thereunder, as now in effect or hereafter amended.

         "Exercise Price" means, with respect to an Option, the amount of consideration that must be delivered to the Company in order to purchase a single Share thereunder.

         "Fair Market Value of a Share" means the amount determined to be the fair market value of a single Share by the Committee based upon the trading price of the Shares, their offering price in public and private offerings by the Company and such other factors as it deems relevant. In the absence of such a determination, the Fair Market Value of a Share shall be deemed to be (a) if the Shares are listed or admitted to trading on a national securities exchange or the NASDAQ - National Market System, the per Share closing price regular way on the principal national securities exchange or the NASDAQ - National Market System on which the Shares are listed or admitted to trading on the day prior to the date of determination or, if no closing price can be determined for the date of determination, the most recent date for which such price can reasonably be ascertained, or (b) if the Shares are not listed or admitted to trading on a national securities exchange or the NASDAQ - National Market System, the mean between the representative bid and asked per Share prices in the over-the-counter market at the closing of the day prior to the date of determination or the most recent such bid and asked prices then available, as reported by NASDAQ or if the Shares are not then quoted by NASDAQ as furnished by any market maker selected from time to time by the Company for that purpose.

         "Grantee" means any Participant to whom an Option has been granted.

         "Holder" means any Grantee who holds a valid Option and any heir or legal representative to whom such Grantee's Option has been transferred by will or the laws of descent and distribution.

         "Incentive Stock Option" or "ISO" means a Stock Option intended to comply with the terms and conditions set forth in Section 422 of the Code.

         "Meeting Date" means the date of each annual meeting of the stockholders of the Company at which Directors are elected.

         "Nonqualified Option" means a Stock Option other than an Incentive Stock Option.

         "Officer" means an officer of the Company as defined in 17 C.F.R.ss. 240.16a-1(f) as now in effect or hereafter amended.

         "Option" or "Stock Option" means a right granted under Article 5, 6 or 7 of the Plan to a Grantee to purchase a stated number of Shares at a stated Exercise Price.

         "Option Agreement" means an agreement evidencing an Option substantially in the form of Exhibit A, Exhibit B or Exhibit C attached hereto.

         "Parent" means a parent of a given corporation as such term is defined in Section 424(e) of the Code.

         "Participant" means a person who is eligible to receive an Option under the Plan.

         "Plan" means this Plan as it may be amended or restated from time to time.

         "Rule 16b-3" means Rule 16b-3 (17 C.F.R. ss. 240.16b-3) promulgated under Section 16(b) of the Exchange Act as now in effect or hereafter amended.

         "SEC" means the Securities and Exchange Commission.

         "Shares" means shares of Common Stock.

         "Subsidiary" means a subsidiary of a given corporation as such term is defined in Section 424(f) of the Code.

         "Ten Percent Stockholder" means a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Ownership shall, for the purposes of the previous sentence, be determined under the rules set forth in
Section 424 of the Code.

         "Termination without cause" means a termination by an Employer of the employment or consulting relationship of a Grantee with the

Employer that is not for cause and is not occasioned by the resignation, death or disability of the Grantee.

         Section 1.2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

         Section 1.3. Effect of Definitions. The definitions set forth in
Section 1.1 above shall apply equally to the singular, plural, adjectival, adverbial and other forms of any of the words and phrases defined regardless of whether they are capitalized.

ARTICLE 2. ADMINISTRATION.

         Section 2.1. Committee. The Plan shall be administered by a committee of the Board of Directors consisting of two or more Directors, each of whom is a "Non--Employee Director" as described in paragraph (b)(3) of Rule 16b-3 and is an "outside director" as described in Code Section 162(m) and the regulations thereunder. Unless the Board of Directors designates another of its committees to administer the Plan, the Plan shall be administered by a committee consisting of those members of the Compensation Committee of the Board of Directors who are disinterested persons and are outside directors, but, if the Compensation Committee is abolished or its membership does not contain two persons who comply with the requirements of the first sentence of this Section 2.1, the Board of Directors shall either reconstitute the Compensation Committee in compliance with, or create another Committee that complies with, the requirements of the first sentence of this Section 2.1 to administer the Plan.

         Section 2.2. Authority. Subject to the express provisions of the Plan and in addition to the powers granted by other sections of the Plan, the Committee has the authority, in its discretion, to (a) determine the Participants, grant Options and determine their timing, pricing and amount; (b) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; (c) make all other determinations necessary or advisable for administering the Plan including, but not limited to, interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities; and (d) review and resolve all claims of Employees, Consultants, Directors, Grantees, Holders and Participants. The actions and determinations of the Committee on matters related to the Plan shall be conclusive and binding upon the Company and all Employees, Consultants, Directors, Grantees, Holders and Participants.

ARTICLE 3. SHARES.

         Section 3.1. Number. The aggregate number of Shares in respect of which Options may be granted under the Plan shall not exceed 750,000, which number of Shares is hereby reserved for issuance under the Plan out of the authorized but unissued Shares.

         Section 3.2. Cancellations. If any portion of an Option is canceled, terminates or expires for any reason without having been exercised, the Shares related to such unexercised portion, shall be available again for the purposes of the Plan.

         Section 3.3. Anti-Dilution.

                  (a) If the Shares are split or if a dividend of Shares is paid on the Shares, the number of Shares on which each then outstanding Option is based and the number of Shares as to which Options may be granted under this Plan shall be increased automatically by the ratio between the number of Shares outstanding immediately after such event and the number of Shares outstanding immediately before such event (ignoring for this purpose any provision for the repurchase or cash payment of fractional shares) and the Exercise Price thereof shall be decreased automatically by the same ratio. If the Shares are combined into a lesser number of Shares, the number of Shares for which each then outstanding Option is based and the number of Shares as to which Options may be granted under the Plan shall be decreased automatically by such ratio and the Exercise Price thereof shall be increased automatically by such ratio.

                  (b) If any other change occurs in the Shares, through recapitalization, merger, consolidation or exchange of shares or otherwise, there shall automatically be substituted for each Share subject to an unexercised Option and each

Share available for additional grants of Options, the number and kind of shares or other securities or property into which each outstanding Share was changed, and the Exercise Price shall be increased or decreased proportionally so that the aggregate Exercise Price for the securities subject to each Option shall remain the same as immediately before such event. In addition, the Committee may make such further equitable adjustments in the Plan and the then outstanding Options as are deemed necessary and appropriate by the Committee including, but not limited to, changing the number of Shares reserved under the Plan or covered by outstanding Options, the Exercise Price of outstanding Options and the vesting conditions of outstanding Options.

         Section 3.4. Source. Except as otherwise determined by the Board of Directors, the Shares issued under the Plan shall be drawn from the Company's authorized but unissued Shares. However, Shares which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, as well as by issuing authorized but unissued Shares. The proceeds of the exercise of any Option shall be general corporate funds of the Company. No Shares may be sold under any Option Agreement for less than the par value thereof. No fractional Shares shall be issued or sold under the Plan nor will any cash payment be made in lieu of fractional Shares.

         Section 3.5. Rights of a Stockholder. No Holder nor any person claiming under or through any Holder shall have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any Option except as to such Shares, if any, for which certificates representing such Shares have been issued to such Holder upon the due exercise of an Option.

         Section 3.6. Securities Laws. No Option shall be exercised nor shall any Shares or other securities be issued or transferred pursuant to an Option unless and until all applicable requirements imposed by federal and state securities laws and by any stock exchanges upon which the Shares may be listed, have been fully complied with. As a condition precedent to the exercise of an Option or the issuance of Shares pursuant to the grant or exercise of an Option, the Company may require the Holder to take any reasonable action to meet such requirements including providing undertakings as to the investment intent of the Holder, accepting transfer restrictions on the Shares issuable thereunder and providing opinions of counsel, in form and substance acceptable to the Company, as to the availability of exemptions from such requirements.

ARTICLE 4. ELIGIBILITY.

         Section 4.1. Article 5. Only Employees who are not members of the Committee shall be eligible to receive Options under Article 5 below.

         Section 4.2. Article 6. Only Consultants shall be eligible to receive Options under Article 6 below.

         Section 4.3. Article 7. Only Directors who are not Employees shall be eligible to receive Options under Article 7 below.

ARTICLE 5. EMPLOYEES' STOCK OPTIONS.

         Section 5.1. Determinations. The Committee shall determine which Participants shall be granted Options, the number of Shares for which the Options may be exercised, the times when they shall receive them and the terms and conditions of individual Option grants (which need not be identical).

         Section 5.2. Exercise Price. The Committee shall determine the Exercise Price of each Option at the time that it is granted, but in no event shall the Exercise Price of an Option be less than the Fair Market Value of a Share on the Date of Grant. If no express determination of the Exercise Price of an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.

         Section 5.3. Term. Subject to the rule set forth in the next sentence, the Committee shall determine the times when an Option vests and the term during which an Option is exercisable at the time that it is granted. No Option shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when Options are exercisable is made by the
Committee:

                  (a) each Option shall vest and first become exercisable (subject to the rule set forth in Section 5.4(c) below) as to 25% of the Shares subject to such Option on each of the first four anniversaries of the Date of Grant provided the Grantee has been an Employee continuously during the time beginning on the Date of Grant and ending on the date when such portion vests and first becomes exercisable and further provided that no portion of an Option shall vest and become exercisable after the employment of the Grantee by his Employer has terminated, regardless of the reason for such termination.

                  (b) any portion of an Option that has vested and become exercisable shall lapse and cease to be exercisable upon the earliest of:

(i) the expiration of ten years from the Date of Grant,

(ii) subject to the rule set forth in Section 5.4(d) below, nine months after the Grantee ceases to be an Employee because of death or disability,

(iii) three months after the termination without cause of the Grantee's employment with all Employers, or

(iv) immediately upon termination of the Grantee's employment with all Employers by the applicable Employers for cause or by the Grantee's resignation.

Where both an Incentive Stock Option and a Nonqualified Option are granted, the number of Shares which become exercisable under clause (a) of the previous sentence at any time shall be calculated on the basis of the total of the Shares subject to both Options and the Options shall become exercisable as to that number of Shares first under the Incentive Stock Option and then under the Nonqualified Option, unless the rule set forth in Section 5.4(c) below would defer the exercisability of such Incentive Stock Option, in which case such Nonqualified Options shall become exercisable first.

         Section 5.4. Incentive Stock Options.

                  (a) The Committee shall determine whether any Option is an Incentive Stock Option or a Nonqualified Option at the time that it is granted and, if no express determination is made by the Committee, all Options shall be Nonqualified Options.

                  (b) If the Committee grants Incentive Stock Options, they shall be on such terms and conditions as may be necessary to render them "incentive stock options" pursuant to Section 422 of the Code.

                  (c) The aggregate Fair Market Value of the Shares, determined as of the time the Option is granted, which first become exercisable under all Incentive Stock Options granted to any one Grantee under this Plan or any other plan of the Company or any Parent or Subsidiary of the Company, shall not exceed $100,000 during any calendar year and, if the foregoing limit would be exceeded in any given calendar year by the terms of any Incentive Stock Option granted hereunder, the exercisability of such portion of such Option as would exceed such limit shall be deferred to the first day of the next calendar year and, if such excess involves more than one Option, the exercisability of the most recently granted Option shall be deferred first.

                  (d) If the employment of a Grantee, who holds an ISO, with any Employer is terminated because of a "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of the ISO may be exercised only within six months after the date on which employment was terminated, and only to the extent that such Grantee could have otherwise exercised such ISO as of the date of termination. If a Grantee, who holds an ISO, dies while employed by an Employer (or within six months after termination of employment by reason of a disability or within 30 days after termination of employment without cause), the unexercised portion of the ISO at the time of death may be exercised only within six months after the date of death, and only to the extent that the Grantee could have otherwise exercised such ISO at the time of death. In such event, such ISO may be exercised by the executor or administrator of the Grantee's estate or by any Holder.

                  (e) No Ten Percent Stockholder shall be granted an Incentive Stock Option unless, at the time such Incentive Stock Option is granted, the

Exercise Price thereof is at least 110% of the Fair Market Value of a Share on the Date of Grant and the Incentive Stock Option, by its terms, is not exercisable after the expiration of five years from the Date of Grant.

                  (f) If a Holder exercises an Incentive Stock Option and disposes of any of the Shares received by such Holder as a result of such exercise within two years from the Date of Grant or within one year after the issuance of such Shares to such Holder upon such exercise, such Holder shall notify the Company of such disposition and the consideration received as a result thereof and pay or provide for the withholding taxes on such disposition as required by Section 8.3 below.

                  (g) An Option that is designated as a Nonqualified Option under this Plan shall not be treated as an "incentive stock option" as such term is defined in Section 422(b) of the Code.

         Section 5.5. Exercise.

                  (a) An Option shall be exercised by the delivery of the Option Agreement therefor, with the notice of exercise attached thereto properly completed and duly executed by the Holder, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has vested and become exercisable and before it has lapsed and ceased to be exercisable.

                  (b) An Option may be exercised as to less than all of the Shares purchasable thereunder, but not for a fractional share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder.

                  (c) The Committee may, in its sole discretion and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Holder, or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash.

                  (d) If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (i) delivery of a certified or cashier's check payable to the order of the Company in such amount, (ii) wire transfer of immediately available funds to a bank account designated by the Company or (iii) reduction of a debt of the Company to the Holder.

                  (e) If any portion of the Exercise Price of an Option is payable in Shares, it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on the date of exercise are delivered to the Company, it shall return to the Holder a certificate for the balance of the whole number of Shares and a check payable to the order of the Holder for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Holder (together with his decedent or testator) for less than six months or if the disposition of such Shares would require the giving of a notice under Section 5.4(f) above.

                  (f) Promptly after an Option is properly exercised, the Company shall issue to the Holder a certificate representing the Shares purchased thereunder.

         Section 5.6. Option Agreement. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are not negotiable instruments or securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

         Section 5.7. New Hires. A person to whom the Company is offering employment may be granted a Nonqualified Option under this Article 5, but any such grant shall lapse if the person does not subsequently become an Employee pursuant to such offer.

ARTICLE 6. CONSULTANTS' STOCK OPTIONS.

         Section 6.1. Determinations. The Committee shall determine which Participants shall be granted Options, the number of Shares for which the Options may be exercised, the times when they shall receive them and the terms and conditions of individual Option grants (which need not be identical).

         Section 6.2. Exercise Price. The Committee shall determine the Exercise Price of each Option at the time that it is granted, but in no event shall the Exercise Price of an Option be less than the Fair Market Value of a Share on the Date of Grant. If no express determination of the Exercise Price of an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.

         Section 6.3. Term. Subject to the rule set forth in the next sentence, the Committee shall determine the times when an Option vests and the term during which an Option is exercisable at the time that it is granted. No Option shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when Options are exercisable is made by the
Committee:

                  (a) each Option shall vest and first become exercisable as to 25% of the Shares subject to such Option on each of the first four anniversaries of the Date of Grant provided the Grantee has been a Consultant continuously during the time beginning on the Date of Grant and ending on the date when such portion vests and first becomes exercisable and further provided that no portion of an Option shall vest and become exercisable after the termination of the Grantee's consulting relation with his Employer, regardless of the reason for such termination.

                  (b) any portion of an Option that has vested and become exercisable shall lapse and cease to be exercisable upon the earliest of:

(i) the expiration of ten years from the Date of Grant,

(ii) nine months after the Grantee ceases to be a Consultant because of death or disability, or

(iii) three months after the termination without cause of the Grantee's consulting relation with the Employer, or

(iv) immediately upon termination of the Grantee's consulting relation with the Employer for cause or by the Grantee's resignation.

         Section 6.4. Not Incentive Stock Options. An Option under this Article 6 shall not be treated as an Incentive Stock Option.

         Section 6.5. Exercise.

                  (a) An Option shall be exercised by the delivery of the Option Agreement therefor, with the notice of exercise attached thereto properly completed and duly executed by the Holder, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has vested and become exercisable and before it has lapsed and ceased to be exercisable.

                  (b) An Option may be exercised as to less than all of the Shares purchasable thereunder, but not for a fractional share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder.

                  (c) The Committee may, in its sole discretion and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Holder, or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash.

                  (d) If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (i) delivery of a certified or cashier's check payable to the order of the Company in such amount, (ii) wire transfer of immediately available funds to a bank account designated by the Company or (iii) reduction of a debt of the Company to the Holder.

                  (e) If any portion of the Exercise Price of an Option is payable in Shares, it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on the date of exercise are delivered to the Company, it shall return to the Holder a certificate for the balance of the whole number of Shares and a check payable to the order of the Holder for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Holder (together with his decedent or testator) for less than six months or if the disposition of such Shares would require the giving of a notice under Section 5.4(f) above.

                  (f) Promptly after an Option is properly exercised, the Company shall issue to the Holder a certificate representing the Shares purchased thereunder.

         Section 6.6. Option Agreement. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

ARTICLE 7. DIRECTORS' OPTIONS.

         Section 7.1. Grant. On each Meeting Date, an Option shall be automatically granted to each Director who is eligible to receive Options under
Section 4.3 above and who attended at least seventy five per cent (75%) of the total number of meetings of the Board of Directors (and committees thereof of which he is a member) during the most recently ended fiscal year of the Company. The number of Shares subject to each Option granted under this Section 7.1 shall be determined by a resolution adopted by the [{Committee}{Board of Directors}] on or before a Meeting Date, uniformly applying to all eligible Directors, which establishes, increases or decreases the number of Shares subject to such Option Any such resolution shall continue in force for the next Meeting Date, unless it is amended or repealed, the Meeting Date is more than ten years after the Effective Date or there are not a sufficient number of Shares remaining available under Section 3.1 above. This Section 7.1 shall not be operative until such time as such a resolution is adopted.

         Section 7.2. Exercise Price. The Exercise Price of an Option shall be equal to the Fair Market Value of a Share on the Date of Grant.

         Section 7.3. Term.

                  (a) Each Option shall vest and first become exercisable as to 25% of the Shares originally subject to the Option on each Meeting Date which is held more than six months after the Date of Grant if the Grantee is a Director at the time of the adjournment of the meeting of stockholders held on such Meeting Date and further provided that no portion of an Option shall vest and become exercisable after the Grantee has ceased to be a Director, regardless of the reason for such cessation.

                  (b) any portion of an Option that has vested and become exercisable shall lapse and cease to be exercisable upon the earliest of:

(i) the expiration of ten years from the Date of Grant,

(ii) nine months after the Grantee ceases to be a Director because of his death or disability,

(iii) immediately upon resignation by the Grantee as a Director, or

(iv) three months after the Grantee ceases to be a Director for any reason other than his death, disability or resignation.

         Section 7.4. Not Incentive Stock Options. An Option under this Article 7 shall not be treated as an Incentive Stock Option.

         Section 7.5. Exercise.

                  (a) An Option shall be exercised by the delivery of the Option Agreement therefor, with the notice of exercise attached thereto properly completed and duly executed by the Holder, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has vested and become exercisable and before it has lapsed and ceased to be exercisable.

                  (b) An Option may be exercised as to less than all of the Shares purchasable thereunder but not for a fractional Share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder.

                  (c) The Committee may, in its sole discretion and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Holder, or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash.

                  (d) If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (i) delivery of a certified or cashier's check payable to the order of the Company in such amount, (ii) wire transfer of immediately available funds to a bank account designated by the Company or (iii) reduction of a debt of the Company to the Holder.

                  (e) If any portion of the Exercise Price of an Option is payable in Shares, it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on the date of exercise are delivered to the Company, it shall return to the Holder a certificate for the balance of the whole number of Shares and a check payable to the order of the Holder for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Holder (together with his decedent or testator) for less than six months or if the disposition of such Shares would require the giving of a notice under Section 5.4(f) above.

                  (f) Promptly after an Option is properly exercised, the Company shall issue to the Holder a certificate representing the Shares purchased thereunder.

         Section 7.6. Option Agreement. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

ARTICLE 8. PROVISIONS APPLICABLE TO ALL TYPES OF OPTIONS.

         Section 8.1. Maximum Shares. Notwithstanding any other provision of this Plan, the maximum number of Shares with respect to which Options may be granted during any fiscal year of the Company to any Employee shall be 250,000 Shares.

         Section 8.2. Corporate Mergers and Acquisitions. The Committee may grant Options having terms and conditions which vary from those specified in the Plan if such Options are granted in substitution for, or in connection with the assumption of, existing options granted by another business entity and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger or consolidation of or acquisition of substantially all of the assets or stock of another business entity that is not a Subsidiary of the Company prior to such acquisition, with or by the Company or its Subsidiaries.

        Section 8.3. Withholding. The Company shall have the right to withhold from any payments due under any Option or due to any Holder from the Company as compensation or otherwise the amounts of any federal, state or local withholding taxes not paid by the Holder at the time of the exercise or vesting of any Option or upon a disposition of Shares received upon the exercise of an Incentive Stock Option. If cash payments sufficient to allow for withholding of taxes are not made at the time of exercise or vesting of an Option, the Holder exercising such Option shall pay to the Company an amount equal to the withholding required to be made less the withholding otherwise made in cash or, if allowed by the Committee in its discretion and pursuant to rules adopted by the Committee consistent with Section 5.5 above, Shares previously owned by the Holder. The Company may make such other provisions as it deems appropriate to withhold any taxes the Company determines are required to be withheld in connection with the exercise of any Option or upon a disqualifying disposition of Shares received upon the exercise of an Incentive Stock Option, including, but not limited to, the withholding of Shares from an Option upon such terms and conditions as the Committee may provide. The Company may require the Holder to satisfy any relevant withholding requirements before issuing Shares or delivering any Option to the Holder.

         Section 8.4. Disability. If a Grantee who is an Employee or a Consultant is absent from work because of a physical or mental disability, for purposes of the Plan such Grantee will not be considered to have ended his employment or consulting relationship with the Company while such Grantee has that disability, unless he resigns or terminates such relationship or the Committee decides otherwise. If a Grantee who is a Director is absent from meetings of the Board of Directors because of a physical or mental disability, for purposes of the Plan such Grantee will not be considered to have ended his service with the Board of Directors while such Grantee has that disability, unless he resigns or is not re-elected by the stockholders.

         Section 8.5. Merger of the Company. If the Company merges or consolidates with or sells substantially all of its assets to a person that was not one of its affiliates before such transaction, or any such unaffiliated person or corporation has publicly announced a tender offer to purchase more than 20% of the outstanding voting securities of the Company, the Committee, in its discretion, may provide that, for a period of time, not extending beyond the ten year period referred to in Sections 5.3, 6.3, and 7.3 above and the five year period referred to in Section 5.4(e) above, after the execution of the acquisition agreement in final definitive form, the announcement of such offer or the mailing of a proxy statement or prospectus concerning such transaction, notwithstanding the provisions of any Option, any Option may be exercised in whole or in part during such time period or that upon the termination of such time period any such Option shall expire and be null and void. The Committee may provide that any such action shall be conditioned on the completion of the transaction that occasioned it, and that if such transaction is not timely completed, any exercise or vesting of any Option shall be unwound.

         Section 8.6. Surrender and Exchange. The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the Holder of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Holder. Subject to the provisions of the Plan, such new Option shall be exercisable at the price, during the period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, the Option surrendered shall be canceled and the Shares previously subject to it shall be available for the grant of other Options.

         Section 8.7. Acceleration. Notwithstanding anything else in the Plan, the Committee may, in its sole discretion, at any time or from time to time, accelerate the time at which any Options mature or vest or waive any provisions of the Plan relating to the manner of payment or procedures for the exercise or maturity of any Option. Any such acceleration may be made effective (a) with respect to one or more or all Holders, (b) with respect to some or all of the Shares subject to or forming the basis for any Option to any Holder or (c) for a period of time ending at or before the expiration date of any Option.

         Section 8.8. Actions by Committee After Grant. The Committee shall have, subject to the written consent of the Holder where the action impairs or adversely alters the rights of the Holder, the right, at any time and from time to time after the Date of Grant of any Option, to modify the terms of any Option.

ARTICLE 9. GENERAL PROVISIONS.

         Section 9.1. No Right to Employment. Nothing in the Plan or any Option or any instrument executed pursuant to the Plan will confer upon any Grantee any right to continue to be employed by or provide services to the Company or affect the right of the Company to terminate the employment of any Grantee or its other relationship with any Grantee. Nothing in the Plan or any Option or any instrument executed pursuant to the Plan will confer upon any Grantee any right to continue to be a Director of the Company or affect the right of the stockholders to terminate the directorship of any Grantee.

         Section 9.2. Limited Liability. The liability of the Company under this Plan or in connection with any exercise of any Option is limited to the obligations expressly set forth in the Plan and in the grant of any Option, and no term or provision of this Plan nor of any Option shall be construed to impose any duty, obligation or liability on the Company not expressly set forth in the Plan or any grant of any Option.

         Section 9.3. Assumption of Options. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more other entities as a result of which the Company is not the surviving entity, or upon a sale of substantially all the assets of the Company to another entity, any Options outstanding theretofore granted or sold hereunder must be assumed by the surviving or purchasing entity, with appropriate adjustments as to the number and kind of shares and price.

         Section 9.4. No Transfer. No Option or other benefit under the Plan may be sold, pledged or otherwise transferred other than by will or the laws of descent and distribution; and no Option may be exercised during the life of the Grantee to whom it was granted except by such Grantee.

         Section 9.5. Expenses. All costs and expenses incurred in connection with the administration of the Plan including any excise tax imposed upon the transfer of Shares pursuant to the exercise of an Option shall be borne by the Company.

         Section 9.6. Notices. Notices and other communications required or permitted to be made under the Plan shall be in writing and shall be deemed to have been duly given only if personally delivered or if sent by first class mail addressed (a) if to a Holder, at his residence address set forth in the records of the Company or (b) if to the Company, to its President at its principal executive office.

         Section 9.7. Third Parties. Nothing herein expressed or implied is intended or shall be construed to give any person other than the Holders any rights or remedies under this Plan.

         Section 9.8. Saturdays, Sundays and Holidays. Where this Plan authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day; provided, however, that this Section 9.8 shall not be construed to extend the ten year period referred to in Sections 5.3, 6.3, and
7.3 above or the five year period referred to in Section 5.4(e) above.

         Section 9.9. Rules of Construction. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Plan. In this Plan words in the singular number include the plural, and in the plural include the singular; and words of the masculine gender include the feminine and the neuter and, when the sense so indicates, words of the neuter gender may refer to any gender.

         Section 9.10. Governing Law. The validity, terms, performance and enforcement of this Plan shall be governed by laws of the State of Delaware that are applicable to agreements negotiated, executed, delivered and performed solely in the State of Delaware.

         Section 9.11. Effective Date of the Plan. The Plan shall become effective upon its approval by the affirmative vote of the holders of a majority of the outstanding Shares present or represented and entitled to vote at a meeting of the stockholders of the Company. Options may be granted by the Committee before such approval, but all Options so granted shall be conditioned on such approval and shall be void if such approval is not given within 12 months after the Effective Date.

         Section 9.12. Amendment and Termination. No Option shall be granted under the Plan more than ten years after the Effective Date. The Board of Directors may at any time terminate the Plan or make such amendment of the Plan as it may deem advisable; provided, however, that no amendment shall be effective without the approval of the stockholders of the Company by the affirmative vote of the holders of a majority of the outstanding Shares present or represented and entitled to vote at a meeting of stockholders duly held, if it were to:

                  (a) authorize the grant of Options that may be exercised more than ten years after the Date of Grant or that have an Exercise Price which is less than the Fair Market Value of a Share on the Date of Grant; or

                  (b) materially increase the number of Shares which may be issued under the Plan;

and, further, provided, however, that no amendment or termination of the Plan shall be effective to materially impair the rights of a Holder under any Option granted before the adoption of such amendment or termination by the Board of Directors, without the written consent of such Holder. No termination or amendment of this Plan or any Option nor waiver of any right or requirement under this Plan or any Option shall be binding on the Company unless it is in a writing duly entered into its records and executed by a duly authorized Officer.

                                                                       EXHIBIT A
                                                     EMPLOYEES' OPTION AGREEMENT

                              ROYAL PRECISION, INC.
                              3490 CLUBHOUSE DRIVE
                           JACKSON HOLE, WYOMING 83001

                                <<Date of Grant>>

<<Name of Grantee>>
<<Street>>
<<City, State, Zip>>


         Congratulations. You have been granted a Stock Option under the Company's Stock Option Plan dated October 5, 1997 (the "Plan") on the following terms:

1. NUMBER OF SHARES. The number of Shares of Common Stock of the Company that you may purchase under this Option is:<<Number>>

2.   EXERCISE PRICE. The Exercise Price to purchase Shares under this Option is:
     $<<Price>> per Share.

3. VESTING. [25%] of the Shares originally subject to this Option will vest and become exercisable on the first [four] anniversaries of the date of this Agreement if you have been an Employee of the Company continuously from the date of this Agreement through the date when such portion of the Option vests[ subject to the special rule referred to in paragraph 5 below]. No portion of this Option shall vest and become exercisable after your employment with your Employer has terminated, regardless of the reason for such termination.

4. LAPSE. This Option will lapse and cease to be exercisable upon the earliest of:

          (i)  the expiration of 10 years from the date of this Agreement,

          (ii) nine [six] months after you cease to be an Employee because of your death or disability,

          (iii) three months after a termination without cause of your employment with your Employer, or

          (iv) immediately upon termination of your employment with your Employer by such Employer for cause or by your resignation.

5. TAXATION. This Option is [an Incentive Stock Option][a Nonqualified Option].[ Because this Option is an Incentive Stock Option vesting of a portion of this Option or of other Incentive Stock Options held by you may be deferred under a special rule set forth in Section 5.4 (c) of the Plan. If you exercise this Option and dispose of any of the Shares received by you as a result of such exercise within two years from the date above or within one year after the issuance of such Shares to you upon such exercise, you must notify the Company of such disposition and the amount received as a result thereof and pay or provide for the withholding taxes on such disposition.] [You will have taxable income upon the exercise of this Option. At that time, you must pay to the Company an amount equal to the required federal, state, and local tax withholding less any withholding otherwise made from your salary or bonus. You must satisfy any relevant withholding requirements before the Company issues Shares to you.]

6. EXERCISE. This Option may be exercised by the delivery of this Agreement, with the notice of exercise attached hereto properly completed and signed by you, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. The Exercise Price must be paid in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you. This Option may be exercised as to less than all of the Shares purchasable hereunder, but not for a fractional share, nor may it be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available hereunder.

7. NO TRANSFER. This Option may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may be exercised during your lifetime only by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

8. NOT AN EMPLOYMENT AGREEMENT. This Agreement is not an employment agreement and nothing contained herein gives you any right to continue to be employed by or provide services to the Company or affects the right of the Company to terminate your employment or other relationship with you.

9. PLAN CONTROLS. This Agreement is an Option Agreement (as such term is defined in the Plan) under Article 5 of the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement. The Company will provide you with a copy of the Plan promptly upon your written or oral request made to its Treasurer.

10. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Delaware.

         Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to the Company.

                                    ROYAL PRECISION, INC.


                                    By:  ______________________________________
                                             <<Name of Officer>>, <<Title>>

Accepted and Agreed to as of
the date first set forth above:


__________________________________
      <<Name of Grantee>>

                              OPTION EXERCISE FORM

         The undersigned hereby exercises the right to purchase ________________ shares of Common Stock of the Company pursuant to the Option Agreement dated
<<Date of Grant>> under the Company's Stock Option Plan dated October 5, 1997.
The undersigned hereby represents and warrants to the Company that he is not exercising such rights or planning to transfer such shares while in the possession of material inside information relating to the Company.


Date:  ________________________

                                              __________________________________
                                                      <<Name of Holder>>


_______________________________



Sign and complete this Option Exercise Form and deliver it to:

                              ROYAL PRECISION, INC.
                                Attn.: Treasurer
                                 P.O. Box 25182
                           Jackson Hole, Wyoming 83001

together with the Exercise Price in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you.

                                                                       EXHIBIT B
                                                   CONSULTANTS' OPTION AGREEMENT

                              ROYAL PRECISION, INC.
                              3490 CLUBHOUSE DRIVE
                           JACKSON HOLE, WYOMING 83001

                                <<Date of Grant>>

<<Name of Grantee>>
<<Street>>
<<City, State, Zip>>


         Congratulations. You have been granted a Stock Option under the Company's Stock Option Plan dated October 5, 1997 (the "Plan") on the following terms:

1. NUMBER OF SHARES. The number of Shares of Common Stock of the Company that you may purchase under this Option is:<<Number>>

2.   EXERCISE PRICE. The exercise price to purchase Shares under this Option is:
     $<<Price>> per Share.

3. VESTING. [25%] of the Shares originally subject to this Option will vest and become exercisable on the first [four] anniversaries of the date of this Agreement if you have been a Consultant to the Company continuously from the date of this Agreement through the date when such portion of the Option vests. No portion of this Option shall vest and become exercisable after the termination of the your consulting relation with your Employer, regardless of the reason for such termination.

4. LAPSE. This Option will lapse and cease to be exercisable upon the earliest of:

     (i)  the expiration of 10 years from the date of this Agreement,

     (ii) nine months after you cease to be a Consultant because of your death or disability,

     (iii)three months after a termination without cause of your consulting relationship with your Employer; or

     (iv) immediately upon termination of your consulting relationship with your Employer for cause or by your resignation.

5. TAXATION. This Option is a Nonqualified Option. You will have taxable income upon the exercise of this Option. At that time, you must pay to the Company an amount equal to the required federal, state, and local tax withholding less any withholding otherwise made from compensation payable to you. You must satisfy any relevant withholding requirements before the Company issues Shares to you.

6. EXERCISE. This Option may be exercised by the delivery of this Agreement, with the notice of exercise attached hereto properly completed and signed by you, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. The Exercise Price must be paid in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the

     Company to you. This Option may be exercised as to less than all of the Shares purchasable hereunder, but not for a fractional share, nor may it be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available hereunder.

7. NO TRANSFER. This Option may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may be exercised during your lifetime only by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

8. NOT A CONSULTING AGREEMENT. This Agreement is not a consulting agreement and nothing contained herein gives you any right to continue to provide services to the Company or affect the right of the Company to terminate the consulting relationship with you.

9. PLAN CONTROLS. This Agreement is an Option Agreement (as such term is defined in the Plan) under Article 6 of the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement. The Company will provide you with a copy of the Plan promptly upon your written or oral request made to its Treasurer.

10. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Delaware.

         Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to the Company.

                                    ROYAL PRECISION, INC.


                                    By:  ______________________________________
                                             <<Name of Officer>>, <<Title>>

Accepted and Agreed to as of
the date first set forth above:


__________________________________
      <<Name of Grantee>>

                              OPTION EXERCISE FORM

         The undersigned hereby exercises the right to purchase ________________ shares of Common Stock of the Company pursuant to the Option Agreement dated
<<Date of Grant>> under the Company's Stock Option Plan dated October 5, 1997.


Date:  ________________________

                                              __________________________________
                                                      <<Name of Holder>>


_______________________________




Sign and complete this Option Exercise Form and deliver it to:

                              ROYAL PRECISION, INC.
                                Attn.: Treasurer
                                 P.O. Box 25182
                           Jackson Hole, Wyoming 83001

together with the Exercise Price in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you.

                                                                       EXHIBIT C
                                                     DIRECTORS' OPTION AGREEMENT

                              ROYAL PRECISION, INC.
                              3490 CLUBHOUSE DRIVE
                           JACKSON HOLE, WYOMING 83001

                                <<Date of Grant>>

<<Name of Grantee>>
<<Street>>
<<City, State, Zip>>


         Congratulations. You have been granted a Stock Option under the Company's Stock Option Plan dated October 5, 1997 (the "Plan") on the following terms:

 .    NUMBER OF SHARES. The number of Shares of Common Stock of the Company that you may purchase under this Option is:<<Number>>

2.   EXERCISE PRICE. The exercise price to purchase Shares under this Option is:
     $<<Price>> per Share.

3. VESTING. [25%] of the Shares originally subject to this Option will vest and become exercisable on each Meeting Date which occurs more than six months after the date of this Agreement if you are a Director at the time of the adjournment of the meeting of stockholders held on such Meeting Date.

4. LAPSE. This Option will lapse and cease to be exercisable upon the earliest of:

          (i)  the expiration of 10 years from the date of this Agreement,

          (ii) nine months after you cease to be a Director because of your death or Disability,

          (iii)immediately upon your resignation as a Director, or

          (iv) three months after you cease to be a Director for any reason other than your death, disability or resignation.

5. TAXATION. This Option is a Nonqualified Option. You will have taxable income upon the exercise of this Option.

6. EXERCISE. This Option may be exercised by the delivery of this Agreement, with the notice of exercise attached hereto properly completed and signed by you, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. The Exercise Price must be paid in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you. This Option may be exercised as to less than all of the Shares purchasable hereunder, but not for a fractional share, nor may it be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available hereunder.

7. NO TRANSFER. This Option may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may be exercised during your lifetime only by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

8. NOT AN EMPLOYMENT AGREEMENT. This Agreement is not an employment agreement and nothing contained herein gives you any right to continue to be a Director of the Company or affect the right of the stockholders to terminate your directorship.

9. PLAN CONTROLS. This Agreement is an Option Agreement (as such term is defined in the Plan) under Article 7 of the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement. The Company will provide you with a copy of the Plan promptly upon your written or oral request made to its Treasurer.

10. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Delaware.

         Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to the Company.

                                    ROYAL PRECISION, INC.


                                    By:  ______________________________________
                                             <<Name of Officer>>, <<Title>>

Accepted and Agreed to as of
the date first set forth above:


__________________________________
      <<Name of Grantee>>

                              OPTION EXERCISE FORM

         The undersigned hereby exercises the right to purchase ________________ shares of Common Stock of the Company pursuant to the Option Agreement dated
<<Date of Grant>> under the Company's Stock Option Plan, dated October 5, 1997.


Date:  ________________________

                                              __________________________________
                                                      <<Name of Holder>>


_______________________________




Sign and complete this Option Exercise Form and deliver it to:

                              ROYAL PRECISION, INC.
                                Attn.: Treasurer
                                 P.O. Box 25182
                           Jackson Hole, Wyoming 83001

together with the Exercise Price in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you.

                             ROYAL PRECISION, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints Thomas A. Schneider and Kenneth J. Warren, and each of them, severally, with full power of substitution, as proxies for the undersigned, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Royal Precision, Inc. held of record by the undersigned on August 21, 1998, at the Annual Meeting of Stockholders to be held on October 1, 1998, or any adjournment thereof, with all the power the undersigned would possess if present in person.

         THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ALL NOMINEES
                     NAMED BELOW AND A VOTE FOR PROPOSAL 2.

1. TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW FOR TERMS OF THREE YEARS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED.

NOMINEES:    Lawrence Bain          Ronald L. Chalmers          Leslie Reesing

    [ ]  FOR all nominees listed above (except as marked to the contrary)

    [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED ABOVE.)

2. APPROVAL OF THE COMPANY'S STOCK OPTION PLAN.

    [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

           (Continued, and to be dated and signed, on the other side)

                        (Continued from the other side)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

    The undersigned hereby acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated September 9, 1998 and a copy of the Company's 1997 Annual Report to Stockholders.
                                      Dated:  _________________________  ,  1998

                                                 -------------------------------
                                                            Signature

                                                 -------------------------------
                                                   Signature (if held jointly)

                                                 IMPORTANT: Please sign exactly
                                                 as name or names appear to the
                                                 left. When shares are held by
                                                 joint tenants, both should
                                                 sign. When signing as attorney,
                                                 executor, administrator,
                                                 trustee or guardian, please
                                                 give full title as such.
                                                 Corporations should sign in
                                                 their full corporate name by
                                                 their president or other
                                                 authorized officer. If a
                                                 partnership or other entity,
                                                 please sign in partnership or
                                                 other entity name by an
                                                 authorized person. PLEASE MARK,
                                                 SIGN, DATE AND RETURN THE PROXY
                                                 CARD PROMPTLY USING THE
                                                 ENCLOSED ENVELOPE.